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                                                                  EXHIBIT 10.26
                                                                  Execution Copy









                               PURCHASE AGREEMENT


                                 by and between


                        PENSKE AUTOMOTIVE HOLDINGS CORP.,


                                       and


                             UNITED AUTO GROUP, INC.


                                   dated as of


                                December 22, 2000







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                               PURCHASE AGREEMENT



PURCHASE AGREEMENT dated as of December 22, 2000, by and between UNITED AUTO GROUP, INC., a Delaware corporation (the "Company"), and PENSKE AUTOMOTIVE HOLDINGS CORP., a Delaware corporation (the "Purchaser").


                                    RECITALS


WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, 2,139,535 shares of Voting Common Stock, par value $0.0001 per share (the "Voting Common Stock") of the Company, for a purchase price of $10.75 per share;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                         SALE AND PURCHASE OF SECURITIES

         1.1. The Purchase. At the Closing on the date hereof, subject to completion of all of the Closing Actions, the Purchaser shall purchase (the "Purchase") from the Company, and the Company shall sell to the Purchaser, an aggregate of 2,139,535 shares of Voting Common Stock (the "Securities") at a purchase price of $10.75 per share and an aggregate purchase price of $23,000,001.25 (the "Purchase Price").

         1.2. Use of Proceeds. The Company will use the proceeds of the Purchase [for general corporate purposes].


         1.3. The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement on the date hereof or on such other date as the Company and the Purchaser may mutually determine (such date, the "Closing Date").

         1.4. Actions at the Closing. Simultaneously with, or prior to, the execution and delivery of this Agreement, the following actions shall occur (the "Closing Actions"):

              (a) The Company shall issue the Securities to the Purchaser, evidenced by stock certificates in the name of the Purchaser, free and clear of encumbrances thereon other than as provided by the Registration Rights Agreement.

              (b) The Purchaser shall pay the Purchase Price to the Company by wire transfer pursuant to instructions provided by the Company.



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               (c) A registration rights agreement (the "Registration Rights
Agreement") among the Company and the Purchaser, substantially in the form of Exhibit A or as otherwise agreed to by the parties, will be duly executed and delivered by the parties thereto. The term "Documents" means collectively this Agreement and the Registration Rights Agreement.

               (d) The Company shall deliver to the Purchaser a stock certificate executed by its Secretary, substantially in the form of Exhibit B.

               (e) The Company has filed with the New York Stock Exchange an Application for Listing of Additional Shares.

         1.5.  Legend.

               (a) The parties hereby acknowledge and agree that each of the certificates representing the shares of Voting Common Stock shall be subject to stop transfer instructions and shall include the following legend and any other legend required by law:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THESE SHARES ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER, SALE, ASSIGNMENT, PLEDGE OR OTHER DISPOSITION OF SUCH SHARES, AS MORE FULLY SET FORTH IN THE PURCHASE AGREEMENT DATED AS OF DECEMBER 22, 2000 BY AND BETWEEN UNITED AUTO GROUP, INC. AND PENSKE CORPORATION. A COPY OF SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND IS AVAILABLE FOR INSPECTION BY STOCKHOLDERS OF THE COMPANY.

               (b) The requirement that the above securities legend be placed upon certificates evidencing shares of Voting Common Stock shall cease and terminate upon the earliest of the following events: (i) when such shares are transferred in an underwritten public offering, (ii) when such shares are transferred pursuant to Rule 144 in compliance with the Securities Act or (iii) when such shares are transferred in any other transaction if the seller delivers to the Company an opinion of its counsel, which counsel and opinion shall be reasonably satisfactory to the Company, or a "no-action" letter from the staff of the Securities and Exchange Commission, in either case to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the Securities Act upon any sale or other disposition of such shares without registration thereunder. Upon the consummation of any event requiring the removal of a legend hereunder, the Company, upon the surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

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                                   ARTICLE II

               REPRESENTATIONS & WARRANTIES CONCERNING THE COMPANY

The Company hereby represents and warrants to the Purchaser as follows as of the date hereof:

         2.1. Organization and Good Standing; Power and Authority; Qualifications. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties, to carry on its business as presently conducted and as proposed to be conducted. The Company has all requisite corporate power and authority to enter into and carry out the transactions contemplated by the Documents.

         2.2. Authorization of the Documents. The execution, delivery and performance of each of the Documents has been duly authorized by all requisite corporate action on the part of the Company, including by a disinterested majority of the board of directors of the Company in accordance with Section 144 of the Delaware General Corporation Law, and each of the Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

         2.3. No Conflict. The execution, delivery and performance by the Company of the Documents and the consummation by the Company of the transactions contemplated hereby and thereby; and the issuance, sale and delivery by the Company of the Securities will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or any of its properties or assets, (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under any agreement of the Company, or result in the creation of any mortgage, lien, security interest, loan, charge or encumbrance, upon any of the properties or assets of the Company or (c) violate the Certificate of Incorporation or the by-laws of the Company.

         2.4. Consents. No permit, authorization, consent or approval of or by, or any notification of or filing (including any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) with any person (governmental or private) is required in connection with the execution, delivery and performance by the Company of the Documents or any documentation relating thereto, the consummation by the Company of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Securities.

         2.5. Closing Actions. Subject to the execution and delivery of the Documents, the Closing Actions that the Company is required to complete have been completed.


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                                   ARTICLE III

              REPRESENTATIONS & WARRANTIES CONCERNING THE PURCHASER

         3.1. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as of the date hereof as follows:

               (a) The Purchaser is acquiring the Securities for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

               (b) The Purchaser understands that (i) the Securities have not been registered under the Securities Act or any state securities laws, and (ii) the Securities may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration and/or regulation thereunder as the case may be.

               (c) The Purchaser is an "Accredited Investor" (as defined in Rule 501(a) under the Securities Act).

               (d) The Purchaser is duly organized and validly existing under the laws of the state of its organization and has all power and authority to enter into and perform the Documents. Each of the Documents has been duly authorized by all necessary action on the part of the Purchaser. Each of the Documents constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

               (e) The execution, delivery and performance of each of the Documents has been duly authorized by all requisite corporate action on the part of the Purchaser, and each of the Documents constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

               (f) The execution, delivery and performance by the Purchaser of each of the Documents and the consummation by the Purchaser of the transactions contemplated thereby will not (a) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Purchaser, or any of its properties or assets or (b) violate the certificate of incorporation or the bylaws of the Purchaser.

               (g) No permit, authorization, consent or approval of or by, or any notification of or filing (including any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) with any person (governmental or private) is required in connection with the execution, delivery and performance by the Company of the Documents or any documentation relating thereto, the consummation by the Company of the transactions contemplated hereby or thereby, or the issuance, sale or delivery of the Securities.


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                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1. Notices. Except as otherwise provided in this Agreement, all notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopy (with confirmation promptly sent by regular mail), nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                           (i)      if to the Company, to:

                                    United Auto Group, Inc.
                                    13400 Outer Drive, West
                                    Suite B36
                                    Detroit, Michigan 48239-4001
                                    Attention:  General Counsel

                                    with a copy to:

                                    Fried, Frank, Harris, Shriver & Jacobson
                                    One New York Plaza
                                    New York, New York  10004
                                    Attention:  Valerie Ford Jacob, Esq.
                                                Robert C. Schwenkel, Esq.

                           (ii)     if to the Purchaser, to:

                                    Penske Corporation
                                    13400 Outer Drive, West
                                    Detroit, Michigan 48239-4001
                                    Attention:  General Counsel


All such notices, requests, consents and other communications shall be deemed to have been given when received.

         4.2. Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

         4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and the personal representatives and assigns of the parties hereto, whether so expressed or not.

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         4.4.  Entire Agreement. This Agreement (with the documents referred to herein or delivered pursuant hereto and together with the Documents) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

         4.5. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York without giving effect (to the fullest extent permitted by law) to the conflicts of law principles thereof which might result in the application of the laws of any other jurisdiction.

         4.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. All signatures need not appear on any one counterpart.

         4.7. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         4.8. Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

         4.9. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         4.10. Expenses. Each party to this Agreement shall bear its own cost and expenses, including fees of consultant(s), accountant(s), counsel, and other persons acting on behalf of or for such party except as provided for in Article IV.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.

                                         COMPANY:

                                            UNITED AUTO GROUP, INC.


                                            By:  /s/ Phillip M. Hartz
                                                 -----------------------------
                                                  Name:  Phillip M. Hartz
                                                  Title: Senior Vice President


                                         PURCHASER:

                                            PENSKE AUTOMOTIVE HOLDINGS CORP.


                                            By:  /s/ Peter E. Mogk
                                                 ----------------------------
                                                  Name:  Peter E. Mogk
                                                  Title: Treasurer





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